EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

SEPTEMBER 2002 PERFORMANCE

HOUSTON, Oct. 1, 2002 - Continental Airlines (NYSE: CAL) today reported a September 2002 systemwide mainline jet load factor of 67.9 percent, 6.5 points above last year's September load factor. For September 2002, Continental reported a September domestic mainline jet load factor of 66.2 percent and an international mainline jet load factor of 70.5 percent. Due to the events of Sept. 11 last year, comparisons of 2002 versus 2001 do not provide a good historical benchmark. In order to provide a more meaningful comparison, the attached preliminary traffic results chart includes a comparison of September 2002 with September 2000 as well.

Continental reported an on-time arrival rate of 86.2 percent and a completion factor of 99.7 percent for its mainline jet operations in September 2002.

In September 2002, Continental flew 4.5 billion mainline jet revenue passenger miles (RPMs) and 6.6 billion mainline jet available seat miles (ASMs) systemwide, resulting in a traffic increase of 23.7 percent and a capacity increase of 11.8 percent as compared to September 2001. Domestic mainline jet traffic was 2.6 billion RPMs in September 2002, up 24.1 percent from September 2001, and September 2002 domestic mainline jet capacity was 3.9 billion ASMs, up 13.0 percent from September last year.

Systemwide September 2002 mainline jet passenger revenue per available seat mile (RASM) is estimated to have increased between 9 and 11 percent compared to September 2001 and decreased between 17 and 19 percent compared to September 2000. For August 2002, RASM declined 2.7 percent as compared to August 2001 and declined 15.2 percent as compared to August 2000. The decline from August to September relative to 2000 is due to weak demand surrounding Sept. 11 of this year. The attached RASM table shows Continental's change in RASM for May through September as compared to the same periods in 2001 and 2000.

SEPTEMBER 2002 PERFORMANCE/PAGE 2

Consolidated breakeven load factor for October 2002 is estimated to be 79 percent. Consolidated breakeven load factor for September 2002 is estimated to have been 81 percent. Actual October consolidated breakeven load factor may vary significantly from this estimate depending on actual passenger revenue yields, fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at continental.com in the Investor Relations-Financial/Traffic Releases section.

ExpressJet Airlines, a subsidiary of Continental Airlines doing business as Continental Express, separately reported a record September load factor of 60.5 percent for September 2002, 8.5 points above last year's September load factor. ExpressJet flew 307.8 million RPMs and 508.4 million ASMs in September 2002, resulting in a traffic increase of 57.8 percent and a capacity increase of 35.6 percent versus September 2001.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the Company's 2001 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition and industry conditions including the demand for air travel, airline pricing environment and industry capacity decisions, regulatory matters and the seasonal nature of the airline business.

-more-

SEPTEMBER 2002 PERFORMANCE/PAGE 3

PRELIMINARY TRAFFIC RESULTS

SEPTEMBER	2002	2001	2000	Change
				2002 vs. 2001	2002 vs. 2000
REVENUE PASSENGER MILES (000)
Domestic	2,596,891	2,093,398	3,091,500	24.1 Percent	(16.0) Percent

International	1,864,167	1,513,949	2,131,577	23.1 Percent	(12.5) Percent
Transatlantic	951,580	726,067	1,130,762	31.1 Percent	(15.8) Percent
Latin America	451,409	440,306	569,193	2.5 Percent	(20.7) Percent
Pacific	461,178	347,576	431,622	32.7 Percent	6.8 Percent

Total Jet	4,461,059	3,607,347	5,223,078	23.7 Percent	(14.6) Percent

ExpressJet	307,756	194,987	249,032	57.8 Percent	23.6 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,921,605	3,469,593	4,448,647	13.0 Percent	(11.8) Percent

International	2,644,537	2,401,546	2,762,464	10.1 Percent	(4.3) Percent
Transatlantic	1,248,155	1,082,288	1,346,384	15.3 Percent	(7.3) Percent
Latin America	761,355	721,005	866,390	5.6 Percent	(12.1) Percent
Pacific	635,027	598,253	549,690	6.1 Percent	15.5 Percent

Total Jet	6,566,141	5,871,139	7,211,111	11.8 Percent	(8.9) Percent

ExpressJet	508,432	374,953	423,102	35.6 Percent	20.2 Percent

PASSENGER LOAD FACTOR
Domestic	66.2 Percent	60.3 Percent	69.5 Percent	5.9 Points	(3.3) Points

International	70.5 Percent	63.0 Percent	77.2 Percent	7.5 Points	(6.7) Points
Transatlantic	76.2 Percent	67.1 Percent	84.0 Percent	9.1 Points	(7.8) Points
Latin America	59.3 Percent	61.1 Percent	65.7 Percent	(1.8) Points	(6.4) Points
Pacific	72.6 Percent	58.1 Percent	78.5 Percent	14.5 Points	(5.9) Points

Total Jet	67.9 Percent	61.4 Percent	72.4 Percent	6.5 Points	(4.5) Points

ExpressJet	60.5 Percent	52.0 Percent	58.9 Percent	8.5 Points	1.6 Points

CARGO REVENUE TON MILES (000)
Total	76,379	62,244	93,510	22.7 Percent	(18.3) Percent

-more-

SEPTEMBER 2002 PERFORMANCE/PAGE 4
YEAR-TO-DATE	2002	2001	Change
REVENUE PASSENGER MILES (000)
Domestic	27,447,193	29,722,513	(7.7) Percent

International	17,994,149	18,650,507	(3.5) Percent
Transatlantic	8,081,955	8,290,217	(2.5) Percent
Latin America	5,807,142	6,091,513	(4.7) Percent
Pacific	4,105,052	4,268,777	(3.8) Percent

Total Jet	45,441,342	48,373,020	(6.1) Percent

ExpressJet	2,874,976	2,540,044	13.2 Percent

AVAILABLE SEAT MILES (000)
Domestic	36,884,478	40,974,255	(10.0) Percent

International	23,666,145	25,290,743	(6.4) Percent
Transatlantic	10,266,493	10,891,581	(5.7) Percent
Latin America	7,998,608	8,339,318	(4.1) Percent
Pacific	5,401,044	6,059,844	(10.9) Percent

Total Jet	60,550,623	66,264,998	(8.6) Percent

ExpressJet	4,555,079	4,082,989	11.6 Percent

PASSENGER LOAD FACTOR
Domestic	74.4 Percent	72.5 Percent	1.9 Points

International	76.0 Percent	73.7 Percent	2.3 Points
Transatlantic	78.7 Percent	76.1 Percent	2.6 Points
Latin America	72.6 Percent	73.0 Percent	(0.4) Points
Pacific	76.0 Percent	70.4 Percent	5.6 Points

Total Jet	75.0 Percent	73.0 Percent	2.0 Points

ExpressJet	63.1 Percent	62.2 Percent	0.9 Points

CARGO REVENUE TON MILES (000)
Total	664,080	714,825	(7.1) Percent

-more-

SEPTEMBER 2002 PERFORMANCE/PAGE 5

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
SEPTEMBER	2002	2001	Change
On-Time Performance[1]	86.2%	65.8%	20.4 Points

Completion Factor[2]	99.7%	81.2%	18.5 Points

YEAR-TO-DATE	2002	2001	Change
On-Time Performance[1]	84.8%	79.3%	5.5 Points

Completion Factor[2]	99.8%	97.1%	2.7 Points

August 2002 actual consolidated breakeven load factor[3]			74.7 Percent

September 2002 estimated year-over-year RASM change			9-11 Percent

September 2002 estimated average price per gallon of fuel, excluding fuel taxes			75 Cents

September 2002 estimated consolidated breakeven load factor[3]			81 Percent

September 2002 actual consolidated load factor[4]			67.4 Percent

October 2002 estimated consolidated breakeven load factor[3]			79 Percent

YEAR-OVER-YEAR RASM[5]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September (estimated)	9-11 Percent	(17-19) Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to breakeven on a consolidated net income basis

4 Includes Continental Airlines and Continental Express

5 Continental Airlines has been releasing RASM data since May 2001

###